SPDR® S&P 500® ETF Trust
(“SPY” or the “Trust”)
(A Unit Investment Trust)

Supplement Dated December 31, 2013
to the
Prospectus Dated January 23, 2013

Recent changes in the European regulation of Undertakings for Collective Investment in Transferable Securities (“UCITS”) have imposed certain limitations on investments by UCITS, including with respect to investment in other investment funds.  State Street Bank and Trust Company has reviewed the investment characteristics and limitations of the Trust.  Accordingly, effective December 31, 2013, the following paragraph is hereby added after the section under the title “Code of Ethics” on page 74 of the prospectus:

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Trustee has reviewed the investment characteristics and limitations of the Trust and believes that, as of December 30, 2013, the Trust qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010.  However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Trust as a UCI before investing in the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.